EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Amerimine Resources, Inc. ("Company") on Form  10-QSB  for the  period  ending June 30, 2006 as filed  with the Commission on the date hereof, I, Charlie Peng, president and chief executive officer of the Company,  certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) This 10-QSB complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act; and

(2) The financial  information contained in this Form 10-QSB fairly presents, in all material respects,  the financial  condition and result of operations of the

Company.

By:  /s/Charlie Peng                                                                                                 President

     Charlie Peng

(principal executive, accounting and financial  officer)

August 14, 2006